UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2014

AMERICAN BOARDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	333-180838	45-4507811
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

358 Frankfort Street Daly City, California	94014
(address of principal executive offices)	(zip code)

(415) 283-7257
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01  Changes in Contol of Registrant.

On December 10, 2014, American Boarding Company repurchased the shares of founding members who were non-participating in development of the company.

Upon the completion of the repurchase, those shareholders will no longer be a holder of any of the Company's $.001 par value common stock and have no further interest in the Company.  Furthermore Board of Directors has granted 3,000,000 shares of the Company's $.001 par value common stock to Reza Noorkayhani, our Chief Executive Officer, as compensation for services during 2012 to 2014 and bringing the Company to a public entity status.

Furthermore, upon completion of the repurchase, Reza Noorkayhani will now own a total of 4,355,000 shares of the Company's $.001 par value common stock representing 47.85% control of the Company.

There were no arrangements or understandings between members of either the Selling shareholders or the Company or any of their associates with respect to the election of directors or other matters.

Section 9- Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Minutes of Board of Directors meeting 12-10-2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BOARDING COMPANY

Dated: December 15, 2014	/s/ Reza Noorkayhani
Reza Noorkayhani
Chief Executive Officer / Director

3